Property, Plant And Equipment (Tables)	12 Months Ended
Sep. 30, 2012
Property, Plant and Equipment

Property, plant and equipment consist of the following at September 30 (in thousands):

	2012	2011
Land and improvements	$39,685	$40,912
Buildings and improvements	78,631	58,692
Machinery, equipment and other	167,435	137,124
Construction in progress	10,171	8,250

Total	295,922	244,978
Accumulated depreciation	(123,185)	(94,178)

Property, plant and equipment—net	$172,737	$150,800